EXHIBIT 99.1

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR WAMU CAPITAL CORP. SALES REPRESENTATIVE.

WaMu Capital Corp.
a Washington Mutual Company, Inc.

Preliminary Collateral Term Sheet

$490,000,000 (approximately) of Senior Certificates

WMALT Mortgage Pass-Through Certificates, Series 2005-1

February 1, 2005

Features of the Transaction

Offering consists of approximately (490mm) of Senior Certificates which are expected to be rated AAA by at least 2 of the Rating Agencies; S&P, Moody's, Fitch.

The Amount of Senior Certificates is approximate and may vary.

Multiple groups of Mortgage Loans will collateralize the transaction.

The Credit Support for all Pools is Cross-Collateralized with respect to losses.

All Groups are Cross-Collateralized.

Key Terms
Issuer:	WMALT Trust 2005-1
Underwriter:	WaMu Capital Corp.
Custodian:	LaSalle & WaMu
Depositor:	Washington Mutual Mortgage Securities Corp.
Servicer:	Washington Mutual Bank, FA
Trustee:	LaSalle
Servicer Advancing:	Yes - Subject to recoverability
Compensating Interest:	Yes - See Prospectus Supplement
Clean-Up Call / Optional Termination:	10%

Tax Treatment:	REMIC
ERISA Eligibility:	Investment Grade Certificates (subject to limitations in the Prospectus Supplement)
Structure:	Senior/Subordinate with Shifting Interest
Expected AAA Subordination:	6.50% +/-
Rating Agencies:	2 of 3 (S&P, Moody's, Fitch)
Registration:	Publicly Offered Certificates will be DTC

Time Table (approximate)
Expected Settlement	02/28/2005
Cut-Off Date	02/01/2005
First Distribution Date	03/25/2005

WCC Whole Loan Trading Desk

Eric Londa	212-702-6910
Vinod Rathore	212-702-6910

Preliminary Mortgage Pool(s) Data

	Pool 1 (5.5%)	Pool 2 (6%)
Collateral Type	30yr Conf Alt-A	30yr OOCC Conf Alt-A
Outstanding Principal Balance*	234,000,000	78,000,000
Number of Mortgage Loans*	1,234	426
Average Original Balance +/- 20k	189,000	183,000
Weighted Average Coupon +/- 10bps	5.88	6.39
Weighted Average Maturity +/- 2	359	359
Weighted Average Seasoning +/- 2	1	1
Weighted Average Loan-to-Value +/- 5	68	77
Weighted Average FICO Score +/- 10	715	697
Geographic Distribution*	CA(35%),AZ(8%),NY (5%)	CA(16%),FL(11%),IL(10%)
Owner Occupied/Non-Owner Occupied*	74% / 26%	100% / --
Cash Out / Rate Term / Purchase*	43% / 19% / 38%	44% / 14% / 42%
Interest Only Loans*	5%	2%

Preliminary Mortgage Pool(s) Data

	Pool 3 (6.5%)	Pool 4 (5%)
Collateral Type	30yr OOCC Conf Alt-A	15yr Conf Alt-A
Outstanding Principal Balance*	11,000,000	24,000,000
Number of Mortgage Loans*	58	172
Average Original Balance +/- 20k	183,000	138,100
Weighted Average Coupon +/- 10bps	6.88	5.34
Weighted Average Maturity +/- 2	359	179
Weighted Average Seasoning +/- 2	1	1
Weighted Average Loan-to-Value +/- 5	81	61
Weighted Average FICO Score +/- 10	685	719
Geographic Distribution*	CA(21%),IL(14%),TX(9%)	CA(24%),IL(11%),FL(4%)
Owner Occupied/Non-Owner Occupied*	100% / --	67% / 33%
Cash Out / Rate Term / Purchase*	40% / 20% / 40%	52% / 35% / 13%
Interest Only Loans*	4%	0%

Preliminary Mortgage Pool(s) Data

	Pool 5 (5.5%)	Pool 6 (TBD)
Collateral Type	15yr Conf Alt-A	30yr J Alt-A
Outstanding Principal Balance*	28,000,000	53,000,000
Number of Mortgage Loans*	278	100
Average Original Balance +/- 20k	101,000	534,000
Weighted Average Coupon +/- 10bps	5.93	6.30
Weighted Average Maturity +/- 2	179	359
Weighted Average Seasoning +/- 2	1	1
Weighted Average Loan-to-Value +/- 5	67	71
Weighted Average FICO Score +/- 10	720	717
Geographic Distribution*	CA(21%),TX(10%),IL(9%)	CA(45%), NY(10%), IL(6%)
Owner Occupied/Non-Owner Occupied*	20% / 80%	91% / 9%
Cash Out / Rate Term / Purchase*	41% / 31% / 28%	53% / 12% / 35%
Interest Only Loans*	0%	10%

*All numbers approximate

*“The information contained herein has been prepared solely for the use of the addressee and has not been independently verified by WaMu Capital Corp.  Accordingly, WaMu Capital Corp. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  WaMu Capital Corp. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the Prospectus Supplement.  Such information supersedes the information in all prior collateral terms sheets, if any.”

WMALT 2005-1

30 Year, 5.5% PT, Jumbo Fixed Rate Collateral

Term Sheet

Deal Size	$53 MM (AAA) +/- 10%

GWAC	6.30% +/- 10bps

WAM	359 +/-2 months

California	45% +/- 5%

FICO	717 +/- 10

Average Loan Balance	$534,000 +/-

WA LTV	71% +/- 5%

Cash-Out Refi	53% +/- 5%

SF/PUD	92% +/- 5%
2-4 Family	5% +/- 5%

Full Documentation	27% +/- 5%
Reduced Documentation	16% +/- 5%
No Documentation	47% +/- 5%
No Ratio	10% +/- 5%

Investor Property	Min. 5.37%

AAA Ratings	2 of 3 (S&P, Moodys, Fitch)

Estimated Subordination Level*	5.60% +/-*

Settlement Date	02/28/2005

Clean Up Call	5%

* Subordination will be crossed.

All numbers are approximate.

All tranches are subject to 10% delivery variance.

 The information contained herein has been prepared solely for the use of WaMu Capital Corp. and has not been independently verified by WaMu Capital Corp.  Accordingly, WaMu Capital Corp. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  WaMu Capital Corp. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the Prospectus Supplement.  Such information supersedes the information in all prior collateral terms sheet, if any.

This information is furnished to you solely by WaMu Capital Corp. and not by the issuer of the securities or any of its other affiliates.  WaMu Capital Corp. is acting as underwriter and not acting as agent for the issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for informational purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

 WaMu Capital Corp.
A Washington Mutual, Inc. Company

WMALT 2005-1

15 Year, 5.0%, Conforming Alt-A Fixed Rate Collateral

Term Sheet

Collateral	$24 MM +/- 10%

GWAC	5.34% +/- 10bps

WAM	179 +/-2 months

California	24% +/- 5%

FICO	719 +/- 10

Average Loan Balance	$138,000 +/-

WA LTV	61% +/- 5%

Cash-Out Refi	52% +/- 5%

SF/PUD	79% +/- 5%
2-4 Family	15% +/- 5%

Full Documentation	25% +/- 5%
Reduced Documentation	15% +/- 5%
No Documentation	29% +/- 5%
Other Documentation	31% +/- 5%

AAA Ratings	2 of 3 (S&P, Moodys, Fitch)

Estimated Subordination Level*	6.50% +/-*

Settlement Date	02/28/2005

Clean Up Call	10%

All numbers are approximate.

All tranches are subject to 10% delivery variance.

 The information contained herein has been prepared solely for the use of WaMu Capital Corp. and has not been independently verified by WaMu Capital Corp.  Accordingly, WaMu Capital Corp. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  WaMu Capital Corp. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the Prospectus Supplement.  Such information supersedes the information in all prior collateral terms sheet, if any.

This information is furnished to you solely by WaMu Capital Corp. and not by the issuer of the securities or any of its other affiliates.  WaMu Capital Corp. is acting as underwriter and not acting as agent for the issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for informational purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

 WaMu Capital Corp.
A Washington Mutual, Inc. Company

WMALT 2005-1

30 Year, 6.0% PT, Conforming Fixed Rate Collateral

Term Sheet

Deal Size	$78 MM (AAA) +/- 10%

GWAC	6.39% +/- 10bps

WAM	359 +/-2 months

California	16% +/- 5%

FICO	697 +/- 10

Average Loan Balance	$183,000 +/-

WA LTV	77% +/- 5%

Cash-Out Refi	44% +/- 5%

SF/PUD	84% +/- 5%
2-4 Family	10% +/- 5%

Full Documentation	17% +/- 5%
Reduced Documentation	21% +/- 5%
No Documentation	51% +/- 5%
Other Documentation	9% +/- 5%

Investor Property	Min. 0.00%

AAA Ratings	2 of 3 (S&P, Moodys, Fitch)

Estimated Subordination Level*	7.52% +/-*

Settlement Date	02/28/2005

Clean Up Call	5%

* Subordination will be crossed.

All numbers are approximate.

All tranches are subject to 10% delivery variance.

 The information contained herein has been prepared solely for the use of WaMu Capital Corp. and has not been independently verified by WaMu Capital Corp.  Accordingly, WaMu Capital Corp. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  WaMu Capital Corp. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the Prospectus Supplement.  Such information supersedes the information in all prior collateral terms sheet, if any.

This information is furnished to you solely by WaMu Capital Corp. and not by the issuer of the securities or any of its other affiliates.  WaMu Capital Corp. is acting as underwriter and not acting as agent for the issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for informational purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

 WaMu Capital Corp.
A Washington Mutual, Inc. Company